UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): May 29, 2015

CATERPILLAR FINANCIAL SERVICES CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	001-11241 (COMMISSION FILE NUMBER)	37-1105865 (IRS EMPLOYER IDENTIFICATION NUMBER)

2120 West End Avenue, Nashville, Tennessee 37203-0001 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
Registrant’s telephone number, including area code: (615) 341-1000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events.

An updated Exhibit 5.2 is filed herewith in connection with the Caterpillar Financial Services Corporation (the “Company’s”) program for the issuance from time to time of the Company’s PowerNotes® (the “PowerNotes”) pursuant to the previously filed Registration Statement on Form S-3 (Registration No. 333-195039) (the “Registration Statement”) and the related Prospectus dated April 4, 2014 and Prospectus Supplement dated April 4, 2014.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits. The following Exhibit is filed as part of this Report and as an Exhibit to the Registration Statement:

Exhibit
Number	Description

5.2	Opinion of Leslie S. Zmugg, as to the legality of the PowerNotes.

23.2	Consent of Leslie S. Zmugg (included as part of Exhibit 5.2).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation

By:	/s/ Leslie S. Zmugg

Name: Leslie S. Zmugg Title: Secretary

Date: May 29, 2015

EXHIBIT INDEX

Exhibit
Number	Description

5.2	Opinion of Leslie S. Zmugg, as to the legality of the PowerNotes.

23.2	Consent of Leslie S. Zmugg (included as part of Exhibit 5.2).

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